Exhibit 10.22

GUARANTY

(Unlimited)

In consideration of Brown Brothers Harriman & Co. (the “Bank”) making extensions of credit or extending other financial or banking accommodations to Vascutech, Inc. (the “Obligor”), the undersigned (the “Guarantor”) hereby guarantees full and punctual payment, performance and fulfillment to the Bank of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor’s obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the “Obligations”). This agreement shall operate as a continuing, unconditional and absolute guaranty (this “Guaranty”) of the due and punctual payment of the Obligations, and not of their collectibility only. If the Obligor defaults in the payment or performance of the Obligations, the Bank shall provide notice of such default. But, such notice shall not affect any of the Bank’s rights under this Guaranty nor shall such notice be required as a condition precedent to the obligations of the Guarantor under this Guaranty which shall become immediately due and payable to the Bank upon the Obligor’s default. The Guarantor waives any right which the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor agrees not to assert any right arising from payment or performance under this Guaranty, whether by set-off or counterclaim, or claim of indemnity or reimbursement, or otherwise, until the Guarantor’s liability hereunder has been discharged in full and all Obligations have been fulfilled.

The liability of the Guarantor under this Guaranty shall be limited to the sum of $2,600,000.

The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including reasonable attorneys’ fees) in connection with the Obligations, this Guaranty and the enforcement thereof.

The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any instrument, security or other writing evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty.

Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time, without notice to the Guarantor.

This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at 40 Water Street, Boston, Massachusetts 02109, and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it.

This Guaranty is intended to take effect as a sealed instrument and shall be construed in accordance with and governed by the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts and shall be effective as of March 29, 2001.

Witness:	Guarantor:

VASCUTECH ACQUISITION LLC

/s/ John Markella	By:	/s/ David B. Roberts
Name: David B. Roberts Title: Assistant Secretary

As of April 11, 2003

Vascutech Acquisition LLC

26 Ray Avenue

Burlington, MA 01803

Ladies and Gentlemen:

Reference is made to a Guaranty (Unlimited) effective March 29, 2001 executed by Vascutech Acquisition LLC (the “Guarantor”) in favor of Brown Brothers Harriman & Co. (“BBH”) in support of the obligations of LeMaitre Vascular, Inc. (the “Borrower”) to BBH pursuant to revolving line of credit in the amount not to exceed $1,500,000 in the aggregate (the “Line of Credit”), a term loan in the original principal amount of $1,100,000 (the “$1,l00M Term Loan”), and a term loan in the original amount of $956,000 (the “$956,000 Term Loan”), each made available by BBH to Borrower pursuant to a First Amended and Restated Revolving Loan and Security Agreement (the “Revolving Loan Agreement”) and a First Amended and Restated Term Loan Agreement (the “Term Loan Agreement’), respectively, each executed by BBH and the Borrower and dated as of November 15, 2001 and as each is further amended by separate letter agreements dated as of February 7, 2002, as of May 15, 2002, and as of July 16, 2002, each by and between the Borrower and BBH. Obligations of the Guarantor under the Guaranty are secured by certain Collateral as defined in a Security Agreement dated as of May 29, 2001 executed by the Guarantor in favor of BBH, as amended by separate letter agreements dated as of February 7, 2002 and as of May 15, 2002, each by and between the Guarantor and BBH (the “Security Agreement”).

The Borrower has requested and BBH has agreed to (i) combine the outstanding balance under the $1,100M Term Loan together with such additional sums extended to the Borrower by BBH not to exceed the amount of $2,160,000 in the aggregate as a new term loan, (ii) extend a new term loan in the original principal amount of $1,500,000, (iii) renew and extend the availability of the Line of Credit, and (iv) amend and restate each of the Revolving Loan Agreement and the Term Loan Agreement (collectively as amended and restated, the “Second Amended and Restated Agreements”), provided that the Guarantor agrees to certain modifications to the Guaranty and the Security Agreement. Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and BBH agree to amend the Guaranty and the Security Agreement as follows:

I.	Amendment to the Guaranty

The second paragraph on page 1 of the Guaranty is hereby amended to read as follows: “The liability of the Guarantor under this Guaranty shall be limited to the sum of $4,122,000.”

II.	Amendment to the Security Agreement

1. The second paragraph on page 1 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Whereas the Guarantor has agreed to guaranty the obligations of Vascutech, Inc. (the “Borrower”) to the Secured Party up to the amount of $4,122,000 in the aggregate under (i) a revolving line of credit (including any irrevocable letters of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) not to exceed $1,500,000 in the aggregate, and (ii) three term loan facilities, one in the original principal amount of $2,160,000 and the second in the original principal amount of $1,500,000, and the third in the original principal amount of $956,000, all pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Guarantor in favor of the Secured Party, as amended by a letter agreement dated as of April 11, 2003 by and between the Guarantor and the Secured Party (the “Guaranty”);”

2. The first and third sentences of Section 3.4 and the first sentence of Section 3.6 of the Security Agreement are each hereby amended by inserting “Other than leased equipment,” at the beginning thereof.

3. The final sentence of Section 3.10 of the Security Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Any proceeds of Accounts or Inventory constituting Collateral received by the Guarantor, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Secured Party and upon the occurrence of an Event of Default, the Guarantor shall deliver said proceeds daily to the Secured Party, without commingling, in the identical form received (properly endorsed or assigned where required to enable the Secured Party to collect same).”

III.	Miscellaneous

1. All terms and provisions of the Guaranty and the Security Agreement, each as amended hereby, are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, the Guarantor i) ratifies and affirms each of the representations and warranties set forth in the Guaranty and the Security Agreement and confirms that each remains true and accurate as of the date hereof, and ii) ratifies the terms and conditions of the Guaranty and the Security Agreement, each as amended.

3. This letter, the Second Amended and Restated Agreements, the Guaranty, the Security Agreement, the Subordination Agreement and the other notes, agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior or current understandings and agreements, whether written or oral. This letter may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This letter shall be construed in accordance with the laws (other than conflict of laws rules) of the Commonwealth of Massachusetts and when executed and delivered will be considered an agreement under seal.

Please execute the enclosed copy of this letter and return the same to the undersigned.

Yours very truly,

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Joseph E. Hall
Name: Joseph E. Hall Title: Managing Director

Acknowledged and agreed:

VASCUTECH ACQUISITION LLC

By:	/s/ David Roberts
Name: David Roberts Title: CFO Date: April 11, 2003

As of February 5, 2004

Vascutech Acquisition LLC

63 Second Avenue

Burlington, MA 01803

Ladies and Gentlemen:

Reference is made to a Guaranty (Unlimited) effective March 29, 2001 executed by Vascutech Acquisition LLC (the “Guarantor”) in favor of Brown Brothers Harriman & Co. (“BBH”) in support of the obligations of LeMaitre Vascular, Inc. (the “Borrower”) to BBH pursuant to, among other obligations, a revolving line of credit in the amount not to exceed $1,500,000 in the aggregate (the “Line of Credit”) made available by BBH to Borrower pursuant to a First Amended and Restated Revolving Loan and Security Agreement executed by BBH and the Borrower and dated as of April 11, 2003 (the “Loan Agreement”). Obligations of the Guarantor under the Guaranty are secured by certain Collateral as defined in a Security Agreement dated as of May 29, 2001 executed by the Guarantor in favor of BBH, as amended by separate letter agreements dated as of February 7, 2002, as of May 15, 2002, and as of April 11, 2003, each by and between the Guarantor and BBH (the “Security Agreement”).

The Borrower has requested and BBH has agreed to temporarily increase the Line of Credit from the principal amount of $1,500,000 to the principal amount of $2,500,000 in the aggregate, provided that the Guarantor agrees to certain modifications to the Guaranty and the Security Agreement. Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and BBH agree to amend the Guaranty and the Security Agreement as follows:

I.	Amendment to the Guaranty

The second paragraph on page 1 of the Guaranty is hereby amended to read as follows: “The liability of the Guarantor under this Guaranty shall be limited to the sum of $4,660,000.”

II.	Amendment to the Security Agreement

The second paragraph on page 1 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Whereas the Guarantor has agreed to guaranty the obligations of Vascutech, Inc. (the “Borrower”) to the Secured Party up to the amount of $4,660,000 in the aggregate under (i) a revolving line of credit (including any irrevocable letters of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) not to exceed $2,500,000 in the aggregate, and (ii) a term loan facility in the original principal amount of $2,160,000, each pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Guarantor in favor of the Secured Party, as amended by separate letter agreements dated as of April 11, 2003 and as of February 5, 2004, each by and between the Guarantor and the Secured Party (the “Guaranty”);”.

III.	Miscellaneous

1. All terms and provisions of the Guaranty and the Security Agreement, each as amended hereby, are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, the Guarantor ratifies and affirms each of the representations and warranties set forth in the Guaranty and the Security Agreement and confirms that each remains true and accurate as of the date hereof.

3. This letter, the Loan Agreement, the Guaranty, the Security Agreement, the Subordination Agreement and the other notes, agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior or current understandings and agreements, whether written or oral. This letter may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This letter shall be construed in accordance with the laws (other than conflict of laws rules) of the Commonwealth of Massachusetts and when executed and delivered will be considered an agreement under seal.

Please execute the enclosed copy of this letter and return the same to the undersigned.

Yours very truly, BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Joseph E. Hall
Name: Joseph E. Hall Title: Managing Director

Acknowledged and agreed: VASCUTECH ACQUISITION LLC

By:	/s/ David Roberts
Name: David Roberts Title: CFO Date: February 5, 2004

As of August 5, 2004

Vascutech Acquisition LLC

63 Second Avenue

Burlington, MA 01803

Ladies and Gentlemen:

Reference is made to a Guaranty (Unlimited) effective March 29, 2001 executed by Vascutech Acquisition LLC (the “Guarantor”) in favor of Brown Brothers Harriman & Co. (“BBH”), as amended by a letter agreement dated as of February 5, 2004 by and between the Guarantor and BBH (the “Guaranty”), in support of the obligations of LeMaitre Vascular, Inc. (the “Borrower”) to BBH pursuant to, among other obligations, a revolving line of credit in the amount not to exceed $2,500,000 in the aggregate (the “Line of Credit”) made available by BBH to Borrower pursuant to a First Amended and Restated Revolving Loan and Security Agreement executed by BBH and the Borrower and dated as of April 11, 2003, as amended by a letter agreement dated as of February 5, 2004 by and between the Borrower and BBH (the “Loan Agreement”). Obligations of the Guarantor under the Guaranty are secured by certain Collateral as defined in a Security Agreement dated as of May 29, 2001 executed by the Guarantor in favor of BBH, as amended by separate letter agreements dated as of February 7, 2002, as of May 15, 2002, as of April 11, 2003, and as of February 5, 2004, each by and between the Guarantor and BBH (the “Security Agreement”).

The Borrower has requested and BBH has agreed to decrease the Line of Credit from the principal amount of $2,500,000 to the principal amount of $2,250,000 in the aggregate, provided that the Guarantor agrees to certain modifications to the Guaranty and the Security Agreement. Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and BBH agree to amend the Guaranty and the Security Agreement as follows:

I.	Amendment to the Guaranty

The second paragraph on page 1 of the Guaranty is hereby amended to read as follows: “The liability of the Guarantor under this Guaranty shall be limited to the sum of $4,410,000.”

II.	Amendment to the Security Agreement

The second paragraph on page 1 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Whereas the Guarantor has agreed to guaranty the obligations of Vascutech, Inc. (the “Borrower”) to the Secured Party up to the amount of $4,410,000 in the aggregate under (i) a revolving line of credit (including any irrevocable letters of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) not to exceed $2,250,000 in the aggregate, and (ii) a term loan facility in the original principal amount of $2,160,000, each pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Guarantor in favor of the Secured Party, as amended by separate letter agreements dated as of April 11, 2003, as of February 5, 2004, and as of August 5, 2004, each by and between the Guarantor and the Secured Party (the “Guaranty”);”.

III.	Miscellaneous

1. All terms and provisions of the Guaranty and the Security Agreement, each as amended hereby, are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, the Guarantor ratifies and affirms each of the representations and warranties set forth in the Guaranty and the Security Agreement and confirms that each remains true and accurate as of the date hereof.

3. This letter, the Loan Agreement, the Guaranty, the Security Agreement and the other notes, agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior or current understandings and agreements, whether written or oral. This letter may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This letter shall be construed in accordance with the laws (other than conflict of laws rules) of the Commonwealth of Massachusetts and when executed and delivered will be considered an agreement under seal.

Please execute the enclosed copy of this letter and return the same to the undersigned.

Yours very truly,

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Joseph E. Hall
Name: Joseph E. Hall Title: Managing Director

Acknowledged and agreed:

VASCUTECH ACQUISITION LLC

By:	/s/ David Roberts
Name: David Roberts Title: CFO Date: October 1, 2004

As of February 2, 2005

Vascutech Acquisition LLC

63 Second Avenue

Burlington, MA 01803

Ladies and Gentlemen:

Reference is made to a Guaranty (Unlimited) effective March 29, 2001 executed by Vascutech Acquisition LLC (the “Guarantor”) in favor of Brown Brothers Harriman & Co. (“BBH”), as amended by separate letter agreements dated as of February 5, 2004 and as of August 5, 2004, each by and between the Guarantor and BBH (the “Guaranty”), in support of the obligations of LeMaitre Vascular, Inc. (the “Borrower”) to BBH pursuant to, among other obligations, a revolving line of credit in the amount not to exceed $2,250,000 in the aggregate (the “Line of Credit”) made available by BBH to Borrower pursuant to a First Amended and Restated Revolving Loan and Security Agreement executed by BBH and the Borrower and dated as of April 11, 2003, as amended by separate letter agreements dated as of February 5, 2004 and as of August 5, 2004, each by and between the Borrower and BBH (the “Loan Agreement”). Obligations of the Guarantor under the Guaranty are secured by certain Collateral as defined in a Security Agreement dated as of May 29, 2001 executed by the Guarantor in favor of BBH, as amended by separate letter agreements dated as of February 7, 2002, as of May 15, 2002, as of April 11, 2003, as of February 5, 2004, and as of August 5, 2004, each by and between the Guarantor and BBH (the “Security Agreement”).

The Borrower has requested and BBH has agreed to temporarily increase the Line of Credit from the principal amount of $2,250,000 to the principal amount of $3,500,000 in the aggregate, provided that the Guarantor agrees to certain modifications to the Guaranty and the Security Agreement. Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and BBH agree to amend the Guaranty and the Security Agreement as follows:

I.	Amendment to the Guaranty

The second paragraph on page 1 of the Guaranty is hereby amended to read as follows: “The liability of the Guarantor under this Guaranty shall be limited to the sum of $5,660,000.”

II.	Amendment to the Security Agreement

The second paragraph on page 1 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Whereas the Guarantor has agreed to guaranty the obligations of Vascutech, Inc. (the “Borrower”) to the Secured Party up to the amount of 5,660,000 in the aggregate under (i) a revolving line of credit (including any irrevocable letters of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) not to exceed $3,500,000 in the aggregate, and (ii) a term loan facility in the original principal amount of $2,160,000, each pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Guarantor in favor of the Secured Party, as amended by separate letter agreements dated as of April 11, 2003, as of February 5, 2004, and as of August 5, 2004, each by and between the Guarantor and the Secured Party (the “Guaranty”);”.

III.	Miscellaneous

1. All terms and provisions of the Guaranty and the Security Agreement, each as amended hereby, are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, the Guarantor ratifies and affirms each of the representations and warranties set forth in the Guaranty and the Security Agreement and confirms that each remains true and accurate as of the date hereof.

3. This letter, the Loan Agreement, the Guaranty, the Security Agreement and the other notes, agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior or current understandings and agreements, whether written or oral. This letter may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This letter shall be construed in accordance with the laws (other than conflict of laws rules) of the Commonwealth of Massachusetts and when executed and delivered will be considered an agreement under seal.

Please execute the enclosed copy of this letter and return the same to the undersigned.

Yours very truly,

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Joseph E. Hall
Name: Joseph E. Hall Title: Managing Director

Acknowledged and agreed:

VASCUTECH ACQUISITION LLC

By:	/s/ David Roberts
Name: David Roberts Title: CFO Date: February 2, 2005

As of May 20, 2006

Vascutech Acquisition LLC

63 Second Avenue

Burlington, MA 01803

Ladies and Gentlemen:

Reference is made to a Guaranty (Unlimited) effective March 29, 2001 executed by Vascutech Acquisition LLC (the “Guarantor”) in favor of Brown Brothers Harriman & Co. (“BBH”), as amended to date (the “Guaranty”), in support of the obligations of LeMaitre Vascular, Inc. (the “Borrower”) to BBH pursuant to, among other obligations, (i) a revolving line of credit in the amount not to exceed $5,500,000 in the aggregate (the “Line of Credit”) made available by BBH to Borrower pursuant to a Third Amended and Restated Revolving Loan and Security Agreement (the “Loan Agreement”) and (ii) a term loan in the original principal amount of $2,160,000 with a current outstanding principal balance of $864,000 (the “Term Loan”) extended by BBH to the Borrower pursuant to a Third Amended and Restated Term Loan Agreement, each dated as of May 20, 2006 and each executed by the Borrower and BBH. Obligations of the Guarantor under the Guaranty are secured by certain Collateral as defined in a Security Agreement dated as of May 29, 2001 executed by the Guarantor in favor of BBH, as amended to date (the “Security Agreement”).

The Borrower has requested and BBH has agreed to modify the terms of the Line of Credit and the Term Loan, provided that the Guarantor agrees to certain modifications to the Guaranty and the Security Agreement. Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and BBH agree to amend the Guaranty and the Security Agreement as follows:

I.	Amendment to the Guaranty

The second paragraph on page 1 of the Guaranty is hereby amended to read as follows: “The liability of the Guarantor under this Guaranty shall be limited to the sum of $6,364,000.”

II.	Amendment to the Security Agreement

The second paragraph on page 1 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Whereas the Guarantor has agreed to guaranty the obligations of Vascutech, Inc. (the “Borrower”) to the Secured Party up to the amount of $6,814,000 in the aggregate under (i) a revolving line of credit (including any irrevocable letters of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) not to exceed $5,500,000 in the aggregate, and (ii) a term loan facility in the original principal amount of $2,160,000 and with a current principal balance outstanding in the amount of $864,0000, each pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Guarantor in favor of the Secured Party, as amended from time to time hereafter (the “Guaranty”);”.

III.	Miscellaneous

1. All terms and provisions of the Guaranty and the Security Agreement, each as amended hereby, are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, the Guarantor ratifies and affirms each of the representations and warranties set forth in the Guaranty and the Security Agreement and confirms that each remains true and accurate as of the date hereof.

3. This letter, the Loan Agreement, the Guaranty, the Security Agreement and the other notes, agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior or current understandings and agreements, whether written or oral. This letter may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This letter shall be construed in accordance with the laws (other than conflict of laws rules) of the Commonwealth of Massachusetts and when executed and delivered will be considered an agreement under seal.

Please execute the enclosed copy of this letter and return the same to the undersigned.

Yours very truly,

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ J. Edward Hall
Name: J. Edward Hall Title: Managing Director

Acknowledged and agreed: VASCUTECH ACQUISITION LLC

By LeMaitre Vascular, Inc.,
its sole member

By:	/s/ Joseph P. Pellegrino, Jr.
Name: Joseph P. Pellegrino, Jr. Title: Executive Vice President - Finance Date: May 18, 2006